TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES

SEMIANNUAL REPORT
JUNE 30, 1998


PAGE



-------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

     ARE NOT FDIC INSURED;

     ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY FINANCIAL INSTITUTION;

     ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
-------------------------------------------------------------------------------


INVESTING IN DEVELOPING MARKETS INVOLVES SPECIAL CONSIDERATIONS, WHICH MAY INCLUDE RISKS RELATED TO MARKET AND CURRENCY VOLATILITY, ADVERSE SOCIAL, ECONOMIC, AND POLITICAL DEVELOPMENTS, AND THE RELATIVELY SMALL SIZE AND LESSER LIQUIDITY OF THESE MARKETS. THESE SPECIAL RISK CONSIDERATIONS ARE DISCUSSED IN THE FUND'S PROSPECTUS. THE FUND IS DESIGNED FOR THE AGGRESSIVE PORTION OF A WELL-DIVERSIFIED PORTFOLIO.


PAGE


June 30, 1998

(PICTURE OF UMRAN DEMIRORS APPEARS HERE)

Umran Demirors joined Templeton in 1996. He co-directs the fixed income research process and the global emerging markets fixed income investment process. Dr. Demirors is a member of the Investment Management Team for the Franklin Templeton High Income Fund. He serves as a member of the Policy and Allocation Committee of Templeton Global Bond Managers.

Dr. Demirors has extensive experience in analyzing international financial markets, and developed and emerging economies. Prior to joining the Templeton organization, Dr. Demirors was a principal and portfolio manager for Socimer Advisory, Inc. in New York. Prior to that, Dr. Demirors was the head of research and strategy at VestcorPartners Group in Miami, where he directed the firm's overall investment research and strategy in both fixed income and equity markets in Latin America. Dr. Demirors has also worked as a senior economic and financial consultant with IMCA Group, as an economist in the International Finance Department at the Federal Reserve Bank of New York, and as an economic consultant for Project LINK at the United Nations.

Dr. Demirors has published research on international finance, macroeconomic stabilization, macroeconometric models, and pricing models for global emerging fixed income and derivative instruments.

Dr. Demirors holds a Ph.D. and master of arts degree in economics from New York University, and a bachelor of arts degree in economics form Bursa Academy of Economics and Business Administration in Turkey.


You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page ____ of this report.



PAGE

Dear Shareholder:

The Templeton Institutional Funds, Inc. Emerging Fixed Income Markets Series (the "Fund") reported a cumulative total return of -0.3% for the year-to-date period ended June 30, 1998, compared to the unmanaged JP Morgan Emerging Markets Bond Index plus ("EMBI+") year-to-date cumulative total return of -1.1%. Please remember that the Fund's performance differs from that of the index because, among other things, the index does not contain cash (the Fund generally carries a certain percentage of cash at any given time), is not managed according to any investment strategy, and includes no management or operating expenses. Of course, one cannot invest directly in an index nor is an index representative of the Fund's portfolio.


                           TOTAL RETURNS AS OF 6/30/98

                                                         One-Year           Cumulative
                                                         Average         Since Inception
                                                        Annual 1,2       (06/04/97) 1,3
------------------------------------------------------------------------------------------
TIFI Emerging Fixed Income Markets Series                 11.9%             12.1%
JP Morgan EMBI+ 4                                          0.9%              2.9%

1. The Fund's Investment Manager and Fund Administrator have agreed in advance to waive a portion of their respective fees in order to limit the total expenses of the Fund to an annual rate of 1.25% of average net assets through December 31, 1998. If these fee waivers are insufficient to so limit the Fund's expenses, the Fund Administrator has agreed to make certain payments to reduce the Fund's expenses. After December 31, 1998, these agreements may end at any time upon notice to the Board. Past expense waivers by the Fund's Investment Manager and Fund Administrator increased the Fund's total returns. If they had not taken this action, the Fund's total returns would have been lower.

2. Average annual total return represents the average annual change in value of an investment over the indicated period.

3. Cumulative total return represents the change in value of an investment over the indicated period.

4. The index is unmanaged, does not contain cash, and does not include management or operating expenses. The index includes reinvested dividends. One cannot invest directly in an index.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of the countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

During the period under review, bond prices fell in most of the emerging market countries that comprise the JP Morgan EMBI+. Within this index, Nigeria was the best performer with a total return of 10.2% during the period, benefiting from political reform and a favorable global interest rate environment. /1/ Other countries that performed well during the period were the Philippines, with a total return of 7.6%; Poland, with a total return of 6.5%; and Argentina, with a total return of 4.1%./2/ The Philippines had more stable fundamentals than those of its neighboring countries, and enjoyed a smooth presidential transition. Exceptions to this positive performance were Russia, Venezuela, and Ecuador, which fell 17.5%, 5.3%, and 4.2%, respectively during the period. /2/ All three countries suffered from the recent decline in oil prices. Russia's poor performance also reflected investors' concerns about the country's financing needs and the risk of devaluation of the ruble.

The overall performance of emerging market debt was relatively good during the first quarter of 1998. However, as market concerns about the Japanese economy surfaced during the second quarter, emerging market debt instruments began to sell off while U.S. Treasury bonds rallied. We believe a prolonged recession in Japan could hurt the rest of the economies in Asia which could reduce regional demand for commodities. This, in turn, could suppress exports of emerging market countries worldwide. During the second quarter, market volatility was heightened by continued uncertainty regarding the implementation of an economic stimulus package by the Japanese government and G3 (United States, United Kingdom, and Canada) support for the Japanese yen.

The Fund had no exposure to Southeast Asia as of December 31, 1997. The Fund purchased bonds issued by the Republic of Korea during the period at what we believe to be an attractive yield, only after Korea had received International Monetary Fund (IMF) funding and had implemented economic reform measures. The current allocation to Southeast Asia is limited to South Korea and represents 4.1% of the Fund's total net assets at the end of the reporting period. The Fund's exposure to oil-dependent countries was reduced during the period and exposure to Russia was kept relatively low at 3.7%. Venezuela's allocation was reduced from 25.0% to 6.9% of the Fund's total net assets as of June 30, 1998. Allocations to countries with improving fundamentals such as Mexico and Brazil were kept high. Mexico's allocation was increased from 12.1% of the Fund's total net assets as of December 31, 1997 to 17.2% at the end of the period, and Brazil was added to the Fund with an allocation of 15.5% of the Fund's total net assets, in anticipation of the government's implementation of its economic stabilization package. During the reporting period, the Fund had no exchange rate exposure since all of its assets were invested in U.S. dollar-denominated debt. Given recent market volatility, the focus has been on more liquid sovereign bonds and short-duration U.S. Treasury bonds. At the close of the period, Sovereign Eurobonds and Brady Bonds represented 60.2% and 15.9% of the Fund's total net assets, respectively. The Fund's holding of U.S. Treasury securities was 13.4% of total net assets as of June 30, 1998. There were no holdings of corporate bonds. At the close of the period, the Fund's short-term investments and other net assets were equivalent to 12.4% of total net assets.

Looking forward, we intend to continue to focus on bonds from countries that we believe are experiencing strong economic growth, such as Mexico, and on those countries that we believe show strong repayment capacities, notwithstanding temporary problems. We are aware that the current volatility could affect countries that face problems of currency overvaluation, but we believe that these countries may possess long-term potential. Therefore, we will attempt to position ourselves to take advantage of sovereign bonds with deep discounts during a period when the market's pricing of sovereign risk spreads overshoots their fair-value ranges.

Of course, investments in foreign securities involve special risks, such as market and currency volatility and adverse economic, social and political developments in the countries where the Fund is invested. Emerging markets involve heightened risks related to the same factors, in addition to risks associated with their relatively small size and lesser liquidity. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For example, the Hong Kong equity market has increased 785% in the last 15 years, but has suffered six quarterly declines of more than 20% during that time./3/ In addition, the Fund may also invest in lower-rated "junk bonds," which entail greater credit risks than higher-rated bonds. These special risks and other considerations are discussed in the Fund's prospectus.

This discussion reflects our views, opinions, and portfolio holdings as of June 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

We appreciate your support, welcome your comments and look forward to serving you in the future.

Best regards,


/s/DONALD F. REED

Donald F. Reed, CFA, CIC
President

Templeton Institutional Funds, Inc.


/s/UMRAN DEMIRORS

Umran Demirors, Ph.D.
Vice President
Templeton Global Bond Managers


1 Source: Bloomberg. Market returns are measured in U.S. dollars and include reinvested dividends.

2 Source: Bloomberg. Market returns are measured in U.S. dollars and include reinvested dividends.

3 Source: Bloomberg. Based on quarterly percentage price change over 15 years ended June 30, 1998. Market returns are measured in Hong Kong dollars.



PAGE



INSERT THE FOLLOWING CHARTS ON PAGES 2 AND 3 AS INDICATED

Page 2, left side callout

GEOGRAPHIC DISTRIBUTION ON 6/30/98
(FIXED INCOME ASSETS AS A PERCENTAGE OF TOTAL NET ASSETS)


[This chart shows in pie format the geographic distribution of Templeton Institutional Funds, Inc. - Emerging Fixed Income Markets Series, based on total net assets as of June 30, 1998.]

[PIE CHART APPEARS HERE]

Asia                         8.4%
Europe                       6.9%
Latin America               58.9%
North America               13.4%



FUND ASSET ALLOCATION ON 6/30/98


[This chart shows in pie format the portfolio breakdown of Templeton Institutional Funds, Inc. - Emerging Fixed Income Markets Series, based on total net assets as of June 30, 1998.]

[PIE CHART APPEARS HERE]

Short-Term Investments and Other Net Assets          12.4%
Fixed Income                                         87.6%



Page 3, right side callout
Insert shaded box-

[This chart shows the 10 largest positions of Templeton Institutional Funds, Inc. - Emerging Fixed Income Markets Series, based on total net assets as of June 30, 1998.]


10 LARGEST POSITIONS ON 6/30/98
(Percent of Total Net Assets)

United Mexican States, 8.625%, 3/12/08               17.2%
U.S. Treasury Note, 5.50%, 5/31/00                   13.4%
Republic of Argentina, 9.75%, 9/19/27                10.3%
Republic of Brazil, 8.00%, 4/15/14                    7.7%
Republic of Venezuela, 9.25%, 9/15/27                 6.9%
Republic of Ecuador, FRN, 6.625%, 2/28/25             4.7%
Republic of Turkey, 144A, 10.00%, 9/19/07             4.3%
Republic of Argentina, 8.75%, 5/09/02                 4.2%
Republic of Korea, 8.875%, 4/15/08                    4.1%
Republic of Brazil, 9.375%, 4/07/08                   4.0%


PAGE


INSERT GRAPH:

TOTAL RETURN INDEX COMPARISON /1/

$5,000,000 INVESTMENT: 06/04/97-06/30/98

TIFI Emerging Fixed Income Markets Series
JP Morgan EMBI+4

     Date             TIFI               JP Morgan EMBI+
   6/4/1997        $5,000,000             $5,000,000
   6/30/1997       $5,005,000             $5,089,025
   7/31/1997       $5,250,000             $5,300,164
   8/29/1997       $5,165,000             $5,278,724
   9/30/1997       $5,360,000             $5,440,021
  10/31/1997       $5,260,000             $4,813,331
  11/28/1997       $5,460,000             $5,041,868
  12/31/1997       $5,620,979             $5,215,641
   1/30/1998       $5,647,823             $5,205,069
   2/27/1998       $5,739,089             $5,354,053
   3/31/1998       $5,823,984             $5,487,337
   4/30/1998       $5,834,931             $5,500,649
   5/29/1998       $5,703,563             $5,312,912
   6/30/1998       $5,605,261             $5,159,528

Periods ended 6/30/98

                                                                   Since
                                                                 Inception
                                         One-Year                (06/04/97)
-------------------------------------------------------------------------------
Average Annual Total Return /1,2/            11.9%                   11.3%
Cumulative Total Return /1,3/                11.9%                   12.1%

1. The Fund's Investment Manager and Fund Administrator have agreed in advance to waive a portion of their respective fees in order to limit the total expenses of the Fund to an annual rate of 1.25% of average net assets through December 31, 1998. If these fee waivers are insufficient to so limit the Fund's expenses, the Fund Administrator has agreed to make certain payments to reduce the Fund's expenses. After December 31, 1998, these agreements may end at any time upon notice to the Board. Past expense waivers by the Fund's Investment Manager and Fund Administrator increased the Fund's total returns. If they had not taken this action, the Fund's total returns would have been lower.

2. Average annual total return represents the average annual change in value of an investment over the indicated period.

3. Cumulative total return represents the change in value of an investment over the indicated period.

4. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of the countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

FOR THE MOST CURRENT PORTFOLIO INFORMATION, PLEASE CALL 1-800-362-6243.


PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
FINANCIAL HIGHLIGHTS






                                                                Six months         Year Ended
                                                                  Ended           December 31,
                                                               June 30, 1998     --------------
                                                                (unaudited)          1997+
                                                             ------------------  --------------

PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)

Net asset value, beginning of period                              $10.47             $10.00
                                                             ----------------------------------
Income from investment operations:
     Net investment income                                           .39                .44
     Net realized and unrealized gains (lossed)                     (.41)               .79
                                                             ----------------------------------
Total from investment operations                                    (.02)              1.23
                                                             ----------------------------------
Less distributions from:
     Net investment income                                          (.02)              (.44)
     Net realized gains                                             (.19)              (.32)
                                                             ----------------------------------
Total distributions                                                 (.21)              (.76)
                                                             ----------------------------------
Net asset value, end of period                                    $10.24             $10.47
                                                             ==================================
Total Return *                                                     (.28)%             12.42%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                   $2,243             $2,249
Ratio to average net assets:
     Expenses                                                      1.25%**            1.25%**
     Expenses, excluding waiver and payments by affiliate          3.76%**            6.40%**
     Net investment income                                         7.52%**            7.26%**
Portfolio turnover rate                                          238.97%            172.62%

 *  Total return is not annualized.
**  Annualized.
 + For the period June 4, 1997 (commencemnt of operations) to December 31, 1997.






                                See Notes to Financial Statements.

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
STATEMENT OF INVESTMENTS, JUNE 30, 1998 (UNAUDITED)


                                                            Principal
                                                             Amount               Value

-----------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 87.6%
ARGENTINA 14.6%
  Republic of Argentina:
     8.75%, 5/09/02                                       $ 100,000            $   95,300
     9.75%, 9/19/27                                         250,000               231,875
                                                                                ----------
                                                                                  327,175
                                                                                ----------
BRAZIL 15.5%
  Republic of Brazil:
     9.375%, 4/07/08                                        100,000                89,188
     8.00%, 4/15/14                                         232,042               172,259
     10.125%, 5/15/27                                       100,000                86,425
                                                                                ----------
                                                                                  347,872
                                                                                ----------
BULGARIA 3.2%
Republic of Bulgaria, FRN, 6.563%, 7/28/11                  100,000               271,375
                                                                                ----------
ECUADOR 4.7%
Republic ofEcuador, FRN, 6.625%, 2/28/25                    150,000               104,438
                                                                                ----------
MEXICO 17.2%
United Mexican States 8.625%, 3/12/08                       400,000               388,500
                                                                                ----------
RUSSIA 3.7%
  Minfin of Russia, Reg S, 10.00%, 6/26/07                   75,000                55,219
  Russia Federation, 6.625%, 12/15/15                        49,940                27,136
                                                                                ----------
                                                                                   82,355
SOUTH KOREA 4.1%
Korea Republic of, 8.875%, 4/15/08                          100,000                91,938
                                                                                ----------
TURKEY 4.3%
Republic of Turkey, 144A, 10.00%, 9/19/07                   100,000                97,000
                                                                                ----------

UNITED STATES 13.4%
U.S. Treasury Note, 5.50%, 5/31/00                          300,000               300,094
                                                                                ----------
VENEZUELA 6.9%
Republic of Venezuela 9.25%, 9/15/27                        200,000               154,125
                                                                                ----------
TOTAL LONG TERM INVESTMENTS (COST $2,090,002)                                   1,964,872
                                                                                ----------
SHORT TERM INVESTMENTS 23.2%
Fannie Mae, 5.44%, with maturities to 8/26/98               214,000               212,502
Federal Home Loan Bank, 5.44%,8/19/98                       100,000                99,259
Federal Home Loan Mortgage Corp., 5.50%, 8/04/98            104,000               103,765
Nationsbank Corp., 5.875%, 7/01/98, Time Deposit            104,000               104,000
                                                                                ----------
TOTAL SHORT TERM INVESTMENTS (COST $519,158)                                      519,226
                                                                                ----------
TOTAL INVESTMENTS (COST $2,609,160) 110.8%                                      2,484,098
OTHER ASSETS, LESS LIABILITIES (10.8%)                                           (241,311)
                                                                               -----------
TOTAL NET ASSETS 100.0%                                                        $2,242,787
                                                                               ==========

* Securities traded in U.S. dollars.

                       See Notes to Financial Statements.

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998 (UNAUDITED)

Assets:
  Investments in securities, at value (cost $2,609,160)          $2,484,098
  Cash                                                                  962
  Receivables:
    Interest                                                         47,572
    From affiliates                                                  19,566
                                                                 ------------
      Total assets                                                 2,552,198
                                                                 ------------
Liabilities:
  Payables for investment securities purchased                       301,257
  Accrued liabilities                                                  8,154
                                                                 ------------
    Total liabilities                                            $   309,411
                                                                 ------------

Net assets, at value                                             $ 2,242,787
                                                                 ===========
Net assets consist of:
  Undistributed net investment income                            $    83,085
  Net unrealized depreciation                                       (125,062)
  Accumulated net realized gain                                       89,741
  Capital shares                                                   2,195,023
                                                                 ------------
Net assets, at value                                             $ 2,242,787
                                                                 ============
Net asset value per share
       ($2,242,787/218,947 shares outstanding)                    $    10.24
                                                                 ============




                       See Notes to Financial Statements.

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
FINANCIAL STATEMENTS CONTINUED

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998(UNAUDITED)


Interest income                                                  $  99,555
                                                                 ----------
Expenses:
  Management fees (Note 3)                        7,943
  Administrative fees (Note 3)                      952
  Transfer agent fees                                50
  Custodian fees                                    300
  Reports to shareholders                         5,100
  Registration and filing fees                   17,134
  Professional fees (Notes 3)                    11,100
  Directors' fees and expenses                       30
  Other                                              35
                                                -------
       Total expenses                                               42,644
       Expenses waived/paid affilite (Note 3)                      (28,453)
         Net expenses                                               14,191
                                                                 ----------
           Net investment income                                    85,364
                                                                 ----------

Realized and unrealized gain (loss):
     Net realized gain from investments                             89,993
     Net unrealized depreciation on investments                   (181,875)
                                                                 -----------
Net realized and unrealized loss                                   (91,882)
                                                                 ------------

Net decrease in net assets resulting from operations             $  (6,518)
                                                                 ============

                       See Notes to Financial Statements.

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS

                                                         SIX MONTHS
                                                           ENDED
                                                         JUNE 30, 1998             YEAR ENDED
                                                         (UNAUDITED)            DECEMBER 31, 1997
                                                  -----------------------------------------------
Increase (decrease) in net assets:
     Operations:
        Net investment income                          $  85,364                $    87,942
        Net realized gain on investments                  89,993                    104,550
        Net unrealized appreciaiton (depreciation)
         on investments                                 (181,875)                    56,813
                                                      -------------------------------------------
          Net increase(decrease) in net assets
          resulting from operations                       (6,518)                   249,305

Distributin to shareholders from:
       Net investment income                              (3,221)                   (87,000)
       Net realized gains                                (40,802)                   (64,000)

       Capital share transactions (Note 2)                44,023                  2,151,000
                                                       ------------------------------------------
           Net increase (decrease) in net assets          (6,518)                 2,249,305

Net assets:
     Beginning of period                                 2,249,305                    -
                                                       ------------------------------------------
     End of period                                      $2,242,787              $ 2,249,305
                                                       ==========================================

Undistributed net investment
income included in net assets:
     End of period                                     $   83,085               $      942
                                                       ==========================================





                       See Notes to Financial Statements.

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME  MARKETS SERIES

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Emerging Fixed Income Markets Series (the Fund) is a separate, non-diversified series of Templeton Institutional Funds, Inc. (the Company), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks high total return, by investing primarily in a portfolio of debt obligations of companies, governments and government related entities in emerging market countries. The following summarizes the Fund's significant accounting policies.

a. SECURITY  VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the recorded amounts of interest and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all of its taxable income.


PAGE


d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

e.  ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 2.  CAPITAL STOCK

At June 30, 1998, there were 700 million shares authorized ($0.01 par value) of which 70 million shares have been classified as Fund shares. Transactions in the Fund's shares were as follows:



                                                    SIX MONTHS ENDED             YEAR ENDED
                                                     JUNE 30, 1998           DECEMBER 31, 1997*
                                               -------------------------------------------------------
                                                 SHARES      AMOUNT         SHARES      AMOUNT
                                               -------------------------------------------------------
Shares sold                                         -          -           200,000    $2,000,000
Shares issued on reivestment of distribution      4,201     $44,023         14,746       151,000
                                               -------------------------------------------------------
Net increase                                      4,201     $44,023        214,000    $2,151,000
                                               =======================================================

*Effective date was June 4, 1997


Templeton Global Investors, Inc., a subsidairy of Frankin Resources, is the record owner of 100% of the outstanding Fund shares as of June 30, 1998.


3.  TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Company are also directors or officers of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FT Services) Franklin Templeton Distributors, Inc. (Distributors), and Franklin Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays an investment management fee to TICI of 0.70% per year of the average daily net assets of the Fund. The Fund pays its allocated share of an administrative fee to FT Services based on the Company's aggregate average net assets as follows:

ANNUALIZED
FEE RATE            AVERAGE DAILY NET ASSETS
--------------------------------------------------------------
0.15%               First $200 million
0.135%              Over $200 million, up to and including $700 million
0.10%               Over $700 million, up to and including $1.2 billion
0.075%              Over $1.2  billion.

TICI and FT Services has agreed in advance to limit total expenses of the Fund to an annual rate of 1.25% of average net assets through May 1, 1999, as noted in the Statement of Operations.

4.  INCOME TAXES

The cost of securities for federal income tax purposes is the same as that shown in the Statement of Investments. At June 30, 1998, the net unrealized depreciation based on the cost of investments for income tax purposes was as follows:

                   Unrealized appreciation           $       739
                   Unrealized depreciation              (125,801)
                                                     ====================
                   Net unrealized depreciation        $ (125,062)
                                                     ====================

PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
NOTES TO FINANCIAL STATEMENT (UNAUDITED) (CONTINUED)

5.  INVESTMENT TRANSACTIONS

Purchased and sales of securities (excluding short-term securities) for the period ended June 30, 1998 aggregated $4,567,302 and $4,121,273 respectively.



PAGE


(BACK COVER)

This report must be preceded or accompanied by the current prospectus of the Templeton Institutional Funds, Inc., which contains more complete information, including risk factors, charges, and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors, as well as investment decisions by the Investment Manager, which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.

Principal Underwriter:

FRANKLIN TEMPLETON
DISTRIBUTORS, INC.

100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030

INSTITUTIONAL SERVICES: 1-800-321-8563
FUND INFORMATION: 1-800-362-6243

ZT453  S 6/98